UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 15, 2022

BRADY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 1-14959

Wisconsin	39-0971239
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
6555 West Good Hope Road
Milwaukee, Wisconsin 53223
(Address of principal executive offices and Zip Code)
(414) 358-6600
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Nonvoting Common Stock, par value $0.01 per share	BRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 or the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 (d)	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 15, 2022, the Board of Directors of Brady Corporation (the “Company”) elected Joanne Collins Smee and Vineet Nargolwala to fill vacancies on the Board of Directors, effective February 22, 2022. Ms. Collins Smee and Mr. Nargolwala had been nominated for election to the Board of Directors through a process conducted by the Corporate Governance Committee of the Board. Ms. Collins Smee has been appointed to the Technology Committee of the Board of Directors, and Mr. Nargolwala has been appointed to the Finance Committee of the Board of Directors.
Ms. Collins Smee is Chief Commercial, Small and Medium Businesses & Channels Officer at Xerox Holdings Corporation. There are no actual or proposed transactions between Ms. Collins Smee or any of her related persons and the Company that would require disclosure under Item 404 (a) of Regulation S-K in connection with her appointment as a director of the Company.
Mr. Vineet Nargolwala is Executive Vice President, Sensing Solutions for Sensata Technologies. There are no actual or proposed transactions between Mr. Nargolwala or any of his related persons and the Company that would require disclosure under Item 404 (a) of Regulation S-K in connection with his appointment as a director of the Company.
Ms. Collins Smee and Mr. Nargolwala will be entitled to the standard compensation provided to non-employee directors as described in the Company's Annual Report on Form 10-K. Ms. Collins Smee and Mr. Nargolwala will each receive an award of $109,000 of unrestricted Class A Nonvoting Common Stock, with a grant date of February 22, 2022.
On February 22, 2022, the Company issued a press release announcing the appointment of Ms. Collins Smee and Mr. Nargolwala to the Board of Directors. A copy of the press release is being provided to the Securities and Exchange Commission as Exhibit 99.1 attached hereto and is incorporated herein by reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release of Brady Corporation, dated February 22, 2022, relating to the appointment of Joanne Collins Smee and Vineet Nargolwala to the Board of Directors.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADY CORPORATION

Date: February 22, 2022

/s/ AARON J. PEARCE
Aaron J. Pearce
Chief Financial Officer and Treasurer